                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       MainStay Institutional Funds Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                                                October __, 1997


Dear Shareholder:

     We are pleased to announce a Special Meeting of Shareholders of MainStay Institutional Funds Inc. (the "Company"), which is to be held at 10:00 a.m. EST on November 17, 1997 at the offices of the Company. Formal notice of the Meeting appears on the next page, followed by the proxy statement. You are invited to attend the Meeting, however, if you are unable to be present, we urge you to vote your shares by completing and returning the enclosed proxy card in the envelope provided as soon as possible.

WHAT ARE THE PROPOSALS?

     At the Meeting, you will be asked to consider election of the Board of Directors, approval of a Management Agreement between the Company and MainStay Management, Inc. (the "Manager") and approval of Sub-Advisory Agreements between the Manager and each of MacKay-Shields Financial Corporation, Monitor Capital Advisors, Inc. and New York Life Insurance Company for their respective Funds. Shareholders will be asked to vote to eliminate or revise certain fundamental investment restrictions of the Funds, and to ratify the selection of Price Waterhouse LLP as independent certified public accountants of the Company.
After carefully considering each proposal, the Board of Directors, which represents your interests in the management of MainStay Institutional Funs Inc., recommends that you vote FOR each of the proposals.

YOUR VOTE IS IMPORTANT.

     Please take a moment now to sign and return your proxy card(s) in the enclosed postage paid envelope. You will receive one proxy card for each Fund you own. PLEASE COMPLETE AND RETURN EACH PROXY CARD YOU RECEIVE.

     The Company has retained Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist in the voting process. If we have not obtained your vote after a reasonable period of time, you may receive a telephone call from a representative of SCC reminding you to exercise your right to vote.

Thank you for your cooperation.

Sincerely,



Alice T. Kane
Chairperson

                       MAINSTAY INSTITUTIONAL FUNDS INC.
                               51 MADISON AVENUE
                              NEW YORK, NY  10010

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of
MainStay Institutional Funds Inc.

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the following series of MainStay Institutional Funds Inc. (the "Company"): Bond Fund, EAFE Index Fund, Growth Equity Fund, Indexed Bond Fund, Indexed Equity Fund, International Bond Fund, International Equity Fund, Money Market Fund, Multi-Asset Fund, Short-Term Bond Fund and Value Equity Fund (individually a "Fund" and collectively the "Funds"), will be held at the offices of the Company, 51 Madison Avenue, New York, NY 10010, on November 17, 1997 at 10:00 a.m. for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated _________________, 1997.

1. To elect the Directors of the Company, each to hold office for the lifetime of the Company or until his or her successor is duly elected and qualified;

2. To approve a Management Agreement between the Company on behalf of each of the Funds and MainStay Management, Inc. (the "Manager") (the "Management Agreement");

3. To approve Sub-Advisory Agreements between the Manager and: (a) MacKay-Shields Financial Corporation ("MacKay-Shields") on behalf of the Bond Fund, Growth Equity Fund, International Bond Fund, International Equity Fund, Short-Term Bond Fund and Value Equity Fund; (b) Monitor Capital Advisors, Inc. ("Monitor") on behalf of the EAFE Index Fund, Indexed Bond Fund, Indexed Equity Fund, and Multi-Asset Fund; (c) New York Life Insurance Company ("New York Life") on behalf of the Money Market Fund.

4. To eliminate or revise certain fundamental investment restrictions of the Funds;

5. To ratify the selection of Price Waterhouse LLP as independent certified public accountants of the Company for its fiscal year ending December 31, 1997; and

6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Directors have fixed the close of business on September 12, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Directors.

                                      By order of the Board of Directors,


                                      Sara L. Badler

New York, New York

___________________, 1997


- --------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

        PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD,
SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
- --------------------------------------------------------------------------------

                       MAINSTAY INSTITUTIONAL FUNDS INC.
                               51 MADISON AVENUE
                              NEW YORK, NY  10010

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MainStay Institutional Funds Inc., a Maryland Corporation (the "Company"), to be voted at the Special Meeting of Shareholders of Bond Fund, EAFE Index Fund, Growth Equity Fund, Indexed Bond Fund, Indexed Equity Fund, International Bond Fund, International Equity Fund, Money Market Fund, Multi-Asset Fund, Short-Term Bond Fund and Value Equity Fund (individually a "Fund" and collectively the "Funds"), each a separate investment series of the Company, to be held at the offices of the Company, 51 Madison Avenue, New York, New York 10010 on November 17, 1997 at 10:00 a.m., and at any adjournments thereof (collectively, the "Meeting"). The cost of the solicitation (including printing and mailing this Proxy Statement, Notice of Meeting and Proxy, as well as any necessary supplementary solicitation) will be borne by the Funds in proportion to their average net assets. The Notice of Meeting, Proxy Statement and Proxy are being mailed to shareholders on or about __________________, 1997.

     The presence in person or by proxy of the holders of record of a majority of the shares of a series of the Company entitled to vote thereat shall constitute a quorum at the Meeting for that Fund. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the series present in person or by proxy shall have the power to adjourn the Meeting with respect to that series, from time to time, without notice other than announcement at the Meeting, until the requisite amount of shares entitled to vote at the Meeting shall be present. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval for Proposals Two, Three and Four, for which the required vote is a percentage of the shares outstanding and will have no effect on Proposals One and Two, for which the required vote is a majority of the votes cast.

     The Board of Directors has fixed the close of business on September 12, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Each share is entitled to one vote. The numbers of outstanding voting Institutional Class and Institutional Service Class shares of each Fund as of September 12, 1997 are indicated in the following table:


                                       INSTITUTIONAL  INSTITUTIONAL
                                           CLASS      SERVICE CLASS
                                           -----      -------------


Bond Fund
EAFE Index Fund
Growth Equity Fund
Indexed Bond Fund
Indexed Equity Fund
International Bond Fund
International Equity Fund
Money Market Fund
Multi-Asset Fund
Short-Term Bond Fund
Value Equity Fund

     Additional information regarding share ownership of the Funds is included as Exhibit A.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted FOR the matters specified on the proxy card. Any shareholder may revoke his proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Company at its offices at 51 Madison Avenue, New York, New York 10010, or by signing another proxy of a later date or by personally casting his or her vote at the Meeting.

     The most recent annual and semi-annual reports of the Funds, including financial statements, have been previously mailed to shareholders. IF YOU HAVE NOT RECEIVED THESE REPORTS OR WOULD LIKE TO RECEIVE ADDITIONAL COPIES FREE OF CHARGE, PLEASE CONTACT THE COMPANY AT 51 MADISON AVENUE, NEW YORK, NEW YORK 10010, (800) 695-2126 EXT. 2055 AND THEY WILL BE SENT PROMPTLY BY FIRST-CLASS MAIL.

     To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, telegraph, facsimile or personal contact by officers of the Company, employees of New York Life Insurance Company ("New York Life"), MacKay-Shields Financial Corporation ("MacKay-Shields"), Monitor Capital Advisors, Inc. ("Monitor") or their affiliates, or proxy solicitation firms. Shareholder Communications Corporation has been retained to assist proxy solicitation activities at a cost of approximately $__________. Shareholders' votes may be taken by telephone by representatives of Shareholders Communication Corporation, subject to procedures designed to authenticate shareholders' identities and confirm voting instructions.

Votes Required
- --------------

     The election of Directors, as set forth in Proposal One, will require a vote of the holders of a majority of the total votes validly cast at the Meeting. Approval of the Management Agreement, as set forth in Proposal Two, will require a majority vote of the outstanding voting securities of each Fund. The approval of the Sub-Advisory Agreements between the Manager and MacKay-Shields, the Manager and Monitor and the Manager and New York Life as set forth in Proposal Three requires a majority vote of the outstanding voting securities of each Fund. The elimination or revision of certain fundamental investment restrictions of the Funds, as set forth in Proposal Four, will require a majority vote of the outstanding voting securities of each Fund. For purposes of Proposals Two, Three and Four, a majority of the outstanding voting securities of a Fund means the lesser of (1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund. Ratification of the selection of the independent certified public accountants, set forth in Proposal Five, will require a vote of the holders of a majority of the total votes validly cast at the Meeting.

- ----------------------------------------------------------------------------
               PROPOSALS                  SHAREHOLDERS ENTITLED TO VOTE
- ----------------------------------------------------------------------------
Proposal One -      ELECTION OF DIRECTORS               All Funds
- ----------------------------------------------------------------------------
Proposal Two -      APPROVAL OF MANAGEMENT              All Funds
                    AGREEMENT
- ----------------------------------------------------------------------------
Proposal Three - A  APPROVAL OF SUB-ADVISORY            Bond Fund
                    AGREEMENT BETWEEN THE           Growth Equity Fund
                    MANAGER AND MACKAY-SHIELDS    International Bond Fund
                                                  International Equity Fund
                                                    Short-Term Bond Fund
                                                      Value Equity Fund
- ----------------------------------------------------------------------------
Proposal Three - B  APPROVAL OF SUB-ADVISORY          EAFE Index Fund
                    AGREEMENT BETWEEN THE            Indexed Bond Fund
                    MANAGER AND MONITOR             Indexed Equity Fund
                                                      Multi-Asset Fund
- ----------------------------------------------------------------------------
Proposal Three - C  APPROVAL OF THE SUB-ADVISORY      Money Market Fund
                    AGREEMENT BETWEEN THE
                    MANAGER AND NEW YORK LIFE
- ----------------------------------------------------------------------------
Proposal Four -     ELIMINATION OR REVISION OF             All Funds
                    CERTAIN FUNDAMENTAL
                    INVESTMENT RESTRICTIONS OF THE FUNDS
- ----------------------------------------------------------------------------
Proposal Five -     RATIFICATION OF SELECTION OF           All Funds
                    INDEPENDENT CERTIFIED PUBLIC
                    ACCOUNTANTS
- ----------------------------------------------------------------------------

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

                                   ALL FUNDS

     At the Meeting, five Directors will be elected, each to serve until he or she resigns, dies or is removed and until his or her successor is duly elected and qualified. The nominees are Patrick G. Boyle, Lawrence Glacken, Alice T. Kane, Susan B. Kerley, and Robert P. Mulhearn who, if elected, will each serve for an indefinite term. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees.

     Each of the nominees has consented to serve as a Director. All of the nominees are currently Directors of the Company. The Board of Directors knows of no reason why any of the nominees would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

     Certain information concerning the Directors is set forth as follows:

================================================================================
Name, Positions with the                                 Approximate Number
Company, Age, Principal                                  of Shares Beneficially
Occupations During the Past   Year First  Year Term as   Owned Directly or
Five Years and Other           Became a   Director Will  Indirectly as of
Directorships/Trusteeships     Director   Expire         September 12, 1997
================================================================================
PATRICK G. BOYLE, DIRECTOR*               Indefinite
 Senior Vice President,
  Pension Department, New
  York Life Insurance
  Company, 1991 to present;
  Vice President, Pension
  Department, New York Life
  Insurance Company, 1988 to
  1991; Pension Vice
  President, Pension
  Department, New York Life
  Insurance Company, 1986 to
  1988; Assistant Vice
  President, Pension
  Department, New York Life
  Insurance Company, 1985 to
  1986; Director, NYLIFE
  Distributors Inc., 1993 to
  1996; Chairman, Monitor
  Capital Advisors, Inc.,
  1986 to present, and
  Director, 1991 to present;
  Director, New York Life
  Benefit Services, Inc.,
  1994 to present; Director,
  New York Life
  International Investment
  Inc., 1995 to present;
  Director, New York Life
  Trust Company, 1995 to
  present; Director, NYL
  Capital Management
  Limited, 1994 to present;
  Member, American Council
  of Life Insurance Pension
  Committee, 1992 to present.
  Age:  43
================================================================================

LAWRENCE GLACKEN, DIRECTOR                    Indefinite
 Retired, 1987 to present;
  Vice President, Investment
  Banking, The First Boston
  Corporation, 1964 to 1987.
 Age:  69
================================================================================
ALICE T. KANE, DIRECTOR AND                   Indefinite
 CHAIRPERSON OF THE BOARD OF
 DIRECTORS*
 Executive Vice President,
  New York Life Insurance
  Company, 1992 to present;
  General Counsel, New York
  Life Insurance Company,
  1992 to 1995; Senior Vice
  President and General
  Counsel, New York Life
  Insurance Company, 1986 to
  1992; Corporate Secretary,
  New York Life Insurance
  Company, 1989 to 1994;
  Vice President and General
  Counsel, New York Life
  Insurance Company, 1985 to
  1986; Trustee and
  Chairperson, The MainStay
  Funds, 1994 to present;
  Director, New York Life
  Foundation, 1992 to 1995;
  Director, New York Life
  International Investment
  Inc., 1988 to present;
  Director, NYLIFE Inc.,
  1990 to present; Vice
  President, NYLIFE Inc.,
  1989 to present; and
  Secretary, NYLIFE Inc.,
  1989 to 1994; Director,
  MacKay-Shields Financial
  Corporation, 1994 to
  present; Director, New
  York Life Benefit
  Services, Inc. (pension
  consultant and third party
  administrator), 1994 to
  present; Director, NYLIFE
  Securities, Inc.
  (registered
  broker-dealer), 1994 to
  present; Director, Eagle
  Strategies Corp.
  (registered investment
  adviser), 1994 to present;
  Director, NYLIFE
  Distributors Inc., 1994 to
  present; Director,
  Greystone Realty
  Corporation, 1994 to
  present; Director, Monitor
  Capital Advisors, Inc.,
  1994 to present; Director,
  NYL Management Limited,
  1995 to present; Director,
  Sanus Corp. Health
  Systems, 1984 to 1995;
  Director, NYLCare Health
  Plans, Inc. (formerly
  Sanus Corp. Health
  Systems), November 1995 to
  present; Director, New
  York Life Trust Company (a
  limited purpose trust
  company), 1995 to present;
  Director, Japan Gamma
  Asset Management Limited,
  1995 to present; Director,
  New York Life Worldwide
  Holding, Inc., 1995 to
  present; Director, New
  York Life and Health
  Insurance Company, 1996 to
  present; Director, NYLINK
  Insurance Agency
  Incorporated, 1996 to
  present;  Director,
  MainStay Shareholder
  Services Inc., 1997 to
  present; Director, NASD
  Regulation, Inc., 1996 to
  present; Member, Board of
  Governors of the National

  Association of Securities
  Dealers, Inc., 1994 to
  1996; Member, American
  Council of Life Insurance
  Deputies Solvency
  Oversight Committee, 1991
  to 1995; Board of
  Governors, Association of
  Life Insurance Counsel,
  1992 to 1996.
  Age:  49
================================================================================
SUSAN B. KERLEY, DIRECTOR                     Indefinite
 President, Global Research
  Associates, 1990 to
  present; Manager, Special
  Investments, Rockefeller &
  Co., 1988 to 1990;
  Director of Research,
  Rogers, Casey and
  Barksdale, 1983 to 1988;
  Director, Landmark Funds,
  1991 to present.
  Age:  45
================================================================================
ROBERT P. MULHEARN, DIRECTOR                  Indefinite
 Private Investor, 1987 to
  present; Managing
  Director, Morgan Stanley,
  1979 to 1987.
  Age:  50
================================================================================
- -------------------------
*  "Interested person," as defined in the Investment Company Act of 1940.

     During the Company's fiscal year ended December 31, 1996, the Board of Directors met five times. The Company's Board of Directors has a standing Audit Committee which is comprised of the Directors who are not "interested persons" as defined in the Investment Company Act of 1940 (the "Independent Directors"). The Board also has a Valuation Committee. During the Company's fiscal year ended December 31, 1996, the Audit Committee met twice and the Valuation Committee met one time. The Audit Committee reviews reports prepared by the Company's independent auditors, recommends approval of audit services and fees, evaluates the independence of the independent auditors and recommends whether to retain the independent auditors. The Valuation Committee reviews the valuations of certain of the Funds' portfolio securities.

     As of September 2, 1997, the Directors and officers of the Company as a group owned less than 1% of the shares of any class of shares of beneficial interest of each of the Funds. Additional information regarding the Company's executive officers is included in Exhibit B.

Compensation of Directors
- -------------------------

     The Independent Directors of the Company receive from the Company an annual retainer of $24,000 and a fee of $1,000 for each Board of Directors meeting and for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Directors who are affiliated with New York Life Insurance Company do not receive compensation from the Company.

     For the fiscal year ended December 31, 1996, the Directors received the following compensation from the Company:

                                                                             Total
                                                                          Compensation
                                         Aggregate                       From Registrant
     Name of Director                   Compensation                    and Fund Complex
                                      from the Company                  Paid to Directors
=============================================================================================

Lawrence Glacken                          $30,000                           $30,000

=============================================================================================

Susan B. Kerley                           $30,000                           $30,000
=============================================================================================

Robert P. Mulhearn                        $30,000                           $30,000
=============================================================================================

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE FOR THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY.

                                  PROPOSAL TWO

                        APPROVAL OF MANAGEMENT AGREEMENT

                                   ALL FUNDS

     Management has proposed, and the Board of Directors has approved, a restructuring of certain entities providing services to the Company. Under the current structure, MacKay-Shields Financial Corporation, 9 West 57th Street, New York, NY 10019, is the investment adviser to the Bond Fund, Growth Equity Fund, International Bond Fund, International Equity Fund, Short-Term Bond Fund and Value Equity Fund. Monitor Capital Advisors, Inc., 504 Carnegie Center, Princeton, NJ 80540, is the investment adviser to the EAFE Index Fund, Indexed Bond Fund, Indexed Equity Fund and Multi-Asset Fund. New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, serves as the investment adviser to the Money Market Fund. Additional information regarding the Funds' current investment advisory and administrative arrangements is included as Exhibit C.

     Under the proposed structure, a newly formed entity, MainStay Management, Inc., would serve as manager to each of the Funds pursuant to a Management Agreement with the Company. The Manager would have responsibility for oversight of the portfolio management services provided by MacKay-Shields, Monitor and New York Life and for managing the Funds' business affairs. A copy of the proposed form of Management Agreement is included as Exhibit D. MacKay-Shields, Monitor or New York Life (collectively, the "Sub-Advisers") would serve as sub-adviser of each of the Funds and thereby retain primary day-to-day portfolio management responsibility for the Funds and continue to provide the same services it currently provides to each Fund.

     MainStay Management, Inc., whose address is Morris Corporate Center I, Building A, 300 Interpace Parkway, Parsippany, New Jersey 07054, is a newly-organized Delaware corporation. MainStay Management, Inc. is an indirect, wholly-owned subsidiary of New York Life Insurance Company and a wholly-owned subsidiary of NYLIFE Inc. Additional information regarding the principal executive officer and directors of MainStay Management, Inc. is included as Exhibit E.

     In addition to engaging the services of the Sub-Advisers, the Manager's administrative functions pursuant to the proposed Management Agreement would include furnishing the Company with office facilities and providing ordinary clerical, recordkeeping and bookkeeping services. The Manager would assume all the administrative duties performed by New York Life, which currently serves as administrator of the Funds. Those persons currently associated with New York Life who perform such duties will continue to perform them on behalf of the Manager. Accordingly, there should not be any change in, or disruption of the administrative services provided to the Funds.

     With respect to each Fund, the Manager would be paid a fee equal to the aggregate of the current investment advisory and administrative fee for that Fund. Thus, there would be no increase in fees paid for investment advisory and administrative services under the proposed structure. All applicable voluntary expense limitations would remain in effect under the proposed structure. The proposed fees and the current fees are as follows:

      Proposed Management Fees (includes fees for investment advisory and
      -------------------------------------------------------------------
administrative services) and Current Investment Advisory and Administrative Fees
- --------------------------------------------------------------------------------


                                                                     Advisory Fee
                                                                    Rate Paid for                              Administrative Fee
                                                                    the Year Ended                            Rate Paid for Fiscal
                                  Proposed           Current         December 31,           Current           Year Ended December
           Fund                Management Fee      Advisory Fee         1996*          Administrative Fee          31, 1996*
           ----                --------------      ------------         ----           ------------------          --------
==================================================================================================================================
==================================================================================================================================

Bond Fund                            0.75%             0.20%             0.20%                   0.55%                   0.44%
==================================================================================================================================
EAFE Index Fund                      0.95%             0.15%             0.15%                   0.80%                   0.51%
==================================================================================================================================
Growth Equity Fund                   0.85%             0.25%             0.25%                   0.60%                   0.60%
==================================================================================================================================
Indexed Bond Fund                    0.50%             0.10%             0.10%                   0.40%                   0.25%
==================================================================================================================================
Indexed Equity Fund                  0.50%             0.10%             0.08%                   0.40%                   0.27%
==================================================================================================================================
International Bond Fund              0.80%             0.30%             0.30%                   0.50%                   0.37%
==================================================================================================================================
International Equity Fund            0.85%             0.35%             0.35%                   0.50%                   0.43%
==================================================================================================================================
Money Market Fund                    0.50%             0.10%             0.10%                   0.40%                   0.23%
==================================================================================================================================
Multi-Asset Fund                     0.65%             0.15%             0.l5%                   0.50%                   0.45%
==================================================================================================================================
Short-Term Bond Fund                 0.60%             0.15%             0.15%                   0.45%                   0.26%
==================================================================================================================================
Value Equity Fund                    0.85%             0.25%             0.25%                   0.60%                   0.60%
==================================================================================================================================

*    Reflects applicable voluntary expense limitations.

Board Consideration
- -------------------


     At a meeting held on September 9, 1997, the Board of Directors, including the Directors who are not interested parties to the Management Agreement or interested persons of such parties, considered the proposed restructuring of the entities providing services to the Company and the services to be provided by the Manager under the Management Agreement. The Board concluded that it would be in the best interests of the Company and its shareholders to enter into the Management Agreement with the Manager. In coming to that conclusion, the Directors examined information which included the fees and expenses of the Funds under the current investment advisory and administrative structure and the proposed management structure. The Board also examined the proposed management fees in relation to comparative fees for other funds within each Fund's Lipper peer group.

     The Board noted in particular that the fees paid by the Funds for advisory and administrative services would not increase under the proposed management structure. The Board members also considered the information provided to them regarding MainStay Management, Inc. and its qualifications to act as Manager to the Funds. The Board reviewed information presented by management regarding the anticipated benefits to the Funds and their shareholders from the proposed new management structure. The Board noted that the new structure would centralize overall management responsibility for the Funds and offer the potential for more efficient management supervision. The Board also considered that the proposed new structure would allow for continuity of portfolio management services provided to the Funds because each Fund's current investment adviser would continue to be responsible for day-to-day portfolio management of the Fund as the Fund's Sub-Adviser. The proposed structure would also provide continuity of administrative services since those persons associated with New York Life, the Fund's current administrator, would continue to perform the same services as on behalf of MainStay Management Inc. In addition, the Board noted that the Funds could benefit from an additional level of oversight of the portfolio management services provided to the Funds through the Manager without subjecting the Funds to an increase in the fees paid for investment advisory and administrative services. Finally, the Board noted that the terms of the proposed Management Agreement were substantially similar to the terms of the Funds' current Investment Advisory and Administration Agreements.

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS APPROVAL OF THE MANAGEMENT AGREEMENT WITH MAINSTAY MANAGEMENT, INC.

     If approved by a majority vote of the outstanding shares of each Fund, the Management Agreement will become effective on the first business day following shareholder approval and will remain in force for a period of two years, and from year to year thereafter, subject to approval annually by the Board of Directors or by a majority vote of the outstanding shares of each Fund, and also, in either event, approval by a majority of those Directors who are not parties to the Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on such approval. If the shareholders of any one or more of the Funds should fail to approve the Management Agreement, that Fund's current investment adviser may continue to serve as investment adviser under its current Investment Advisory Agreement with respect to that Fund, and MainStay Management, Inc. would, with Board approval, enter into an administration agreement substantially identical to the current Administration Agreement with New York Life. MainStay Management, Inc. may serve as Manager under the Management Agreement with respect to those Funds whose shareholders approve the Management Agreement.

                                 PROPOSAL THREE

                  APPROVAL OF SUB-ADVISORY AGREEMENTS BETWEEN
                    THE MANAGER AND MACKAY-SHIELDS; BETWEEN
                      THE MANAGER AND MONITOR; AND BETWEEN
                         THE MANAGER AND NEW YORK LIFE

                                   ALL FUNDS

     In connection with the restructuring of the entities providing investment advisory and administrative services to the Funds, it is proposed that the Manager enter into a Sub-Advisory Agreement with MacKay-Shields on behalf of each of the Funds for which MacKay-Shields currently serves as Investment Adviser, i.e., the Bond Fund, Growth Equity Fund, International Bond Fund, International Equity Fund, Short-Term Bond Fund and Value Equity Fund. Likewise, it is proposed that with respect to the EAFE Index Fund, Indexed Bond Fund, Indexed Equity Fund and Multi-Asset Fund, the Manager enter into a Sub-Advisory Agreement with Monitor, the current investment adviser to these Funds. It is also proposed that the Manager enter into a Sub-Advisory Agreement with New York Life, the current investment adviser to the Money Market Fund.

     Such an arrangement would provide for the maintenance of continuity of the day-to-day portfolio management of the Funds with the additional benefit of the Manager serving in an oversight capacity. A copy of the proposed form of composite Sub-Advisory Agreement is included as Exhibit F.

     Pursuant to the proposed Sub-Advisory Agreements between the Manager and MacKay-Shields, Monitor or New York Life on behalf of each Fund, the Sub-Adviser, subject to the supervision of the Board of Directors of the Company and the Manager, shall manage the investment operations of each Fund and the composition of the portfolio of each Fund, including the purchase, retention and disposition of Fund assets, in accordance with the investment objectives, policies and restrictions of the Fund.

     MacKay-Shields, whose address is 9 West 57th Street, New York, New York 10019, was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly owned but autonomously managed subsidiary of New York Life Insurance Company. As of June 30, 1997, MacKay-Shields managed over $26.9 billion in assets. Additional information regarding the principal executive officers and directors of MacKay-Shields is included as Exhibit G.

     Monitor, whose address is 504 Carnegie Center, Princeton, New Jersey 08540, is a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life Insurance Company. Monitor, a registered investment adviser incorporated in 1988, specializes in quantitative investment techniques such as enhanced indexing and asset allocation. As of June 30, 1997, Monitor managed assets totaling approximately $2.2 billion, mainly of index funds. Additional information regarding the principal executive officer and directors of Monitor is included as Exhibit H.

     New York Life, whose address is 51 Madison Avenue, New York, New York 10010, is a mutual life insurance company organized under the laws of the state of New York. As of June 30, 1997, New York Life had total assets of approximately $86 billion and managed approximately $24 billion in assets for qualified retirement plans. Additional information regarding the principal executive officer and directors of New York Life is included as Exhibit I.

     Under the proposed Sub-Advisory Agreements, the Manager, NOT THE FUNDS, WOULD PAY MACKAY-SHIELDS, MONITOR OR NEW YORK LIFE THE FOLLOWING ANNUAL FEE RATES ON BEHALF OF EACH FUND FOR ITS SERVICES AS SUB-ADVISER. AS SHOWN BELOW, THE SUB-ADVISORY FEES TO BE PAID TO MACKAY-SHIELDS, MONITOR AND NEW YORK LIFE BY THE MANAGER UNDER THE PROPOSED SUB-ADVISORY AGREEMENTS ARE EQUAL TO THE INVESTMENT ADVISORY FEE RATES WHICH ARE CURRENTLY IN EFFECT FOR EACH OF THE FUNDS WITH RESPECT TO MACKAY-SHIELDS, MONITOR AND NEW YORK LIFE. THE PROPOSED SUB-ADVISORY FEES AND THE CURRENT INVESTMENT ADVISORY FEES ARE AS FOLLOWS:

     Proposed Sub-Advisory Fees Rates (to be paid by Manager, NOT the Funds)
     -----------------------------------------------------------------------
                   and Current Investment Advisory Fee Rates
                   -----------------------------------------

                                      Proposed                   Current                 Rate Paid for
                                    Sub-Advisory               Advisory Fee              the Year Ended
           Fund                       Fee Rate                     Rate                 December 31, 1996
==========================================================================================================
==========================================================================================================
Bond Fund                              0.20%                       0.20%                      0.20%
==========================================================================================================
EAFE Index Fund                        0.15%                       0.15%                      0.15%
==========================================================================================================
Growth Equity Fund                     0.25%                       0.25%                      0.25%
==========================================================================================================
Indexed Bond Fund                      0.10%                       0.10%                      0.10%
==========================================================================================================
Indexed Equity Fund                    0.10%                       0.10%                      0.08%*
==========================================================================================================
International Bond Fund                0.30%                       0.30%                      0.30%
==========================================================================================================
International Equity Fund              0.35%                       0.35%                      0.35%
==========================================================================================================
Money Market Fund                      0.10%                       0.10%                      0.10%
==========================================================================================================
Multi-Asset Fund                       0.15%                       0.15%                      0.15%
==========================================================================================================
Short-Term Bond Fund                   0.15%                       0.15%                      0.15%
==========================================================================================================
Value Equity Fund                      0.25%                       0.25%                      0.25%
==========================================================================================================

- ------------------------
*  Reflects voluntary expense limitation.

     Information regarding comparable funds advised by MacKay-Shields and Monitor is included as Exhibits J and K, respectively.

Portfolio Transactions
- ----------------------

     Pursuant to the proposed Sub-Advisory Agreements, a Fund's Sub-Adviser will place orders for the purchase and sale of portfolio investments for the Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Sub-Adviser will seek the best price and execution of the Fund's orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Fund's Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Directors may determine, the Sub-Advisers may consider sales of shares of the respective Funds as a factor in the selection of broker-dealers to execute each Fund's portfolio transactions. NYLIFE Securities Inc. may act as a broker for the Company in accordance with applicable regulations. For the fiscal year ended December 31, 1996, none of the Funds paid brokerage commissions to affiliated brokers.

Board Consideration
- -------------------

     At a meeting held on September 9, 1997, the Board of Directors, including the Directors who are not interested parties to the Sub-Advisory Agreements or interested persons of such parties considered the Sub-Advisory Agreements in connection with the proposed restructuring of the entities providing services to the Funds and determined that it would be in the best interests of the Funds to approve the Sub-Advisory Agreements with MacKay-Shields, Monitor, and New York Life. In coming to that conclusion, the Directors examined information which included the nature and quality of portfolio management services provided by MacKay-Shields, Monitor, and New York Life and the past performance of the Funds. The Directors also examined the fees and expenses of the Funds and the fees to be paid to the Sub-Advisers by the Manager, noting in particular that the fees to be paid to the Sub-Advisers under the proposed Sub-Advisory Agreements would not represent an increase from the current fee arrangements. The Board noted the continued quality of services provided by MacKay-Shields, Monitor, and New York Life and the desirability of retaining continuity in the management of the Funds' assets. The Board also noted that the terms of the proposed Sub-Advisory Agreements are substantially identical to the terms of the Funds' current Investment Advisory Agreements.

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS APPROVAL OF THE SUB-ADVISORY AGREEMENTS BETWEEN THE MANAGER AND MACKAY-SHIELDS; BETWEEN THE MANAGER AND MONITOR; AND BETWEEN THE MANAGER AND NEW YORK LIFE ON BEHALF OF THE FUNDS.

     If approved by a majority vote of the outstanding shares of each Fund, the Sub-Advisory Agreements will become effective on the first business day following shareholder approval and will remain in force for a period of two years, and from year to year thereafter, subject to approval annually by the Board of Directors or by a majority vote of the outstanding shares of each Fund, and also, in either event, approval by a majority of those Directors who are not parties to the Sub-Advisory Agreements or interested persons of any such party at a meeting called for the purpose of voting on such approval. Approval of Proposal Three is contingent upon shareholders approving Proposal Two. Accordingly, if the shareholders of one or more of the Funds should fail to approve the Management Agreement for any Fund, the proposed Sub-Advisory Agreement will not be put into effect with respect to that Fund, and MacKay-Shields, Monitor, or New York Life shall continue to serve as investment adviser to that Fund under its current Investment Advisory contract with the Company. Similarly, if the shareholders of one or more of the Funds should fail to approve a Sub-Advisory Contract between the Manager and MacKay-Shields, between the Manager and Monitor, or between the Manager and New York Life, Proposal Two relating to the Management Agreement shall not take effect with respect to that Fund and MacKay-Shields, Monitor, or New York Life shall continue to serve as investment adviser to that Fund under its current Investment Advisory Contract with the Company.

                                 PROPOSAL FOUR

                 ELIMINATION OR REVISION OF CERTAIN FUNDAMENTAL
                      INVESTMENT RESTRICTIONS OF THE FUNDS

                                   ALL FUNDS
  (CERTAIN CHANGES ARE PROPOSED FOR ALL FUNDS, BUT SOME CHANGES APPLY ONLY TO
                       CERTAIN FUNDS AS INDICATED BELOW)

     Pursuant to the Investment Company Act of 1940 (the "1940 Act"), each of the Funds has adopted certain fundamental investment restrictions and policies ("fundamental restrictions"), which are set forth in the Funds' prospectus or statement of additional information, and which may be changed only with shareholder approval. Restrictions and policies that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Fund's Board without shareholder approval.

     Certain of the fundamental restrictions that the Funds have adopted in the past reflect regulatory, business or industry conditions, practices or requirements which at one time, for a variety of reasons, led to the imposition of restrictions upon the ability of the Funds to manage their investment operations. With the passage of time and the development of new practices, these restrictions appear unnecessary or unwarranted. Other restrictions were imposed by certain states but are no longer required since the U.S. Congress preempted the States from imposing such restrictions with the enactment of the National Securities Markets Improvement Act of 1996. Other fundamental restrictions reflect federal regulatory requirements which remain in effect, but which are not required to be stated as fundamental restrictions. Also, as new Funds have been created over a period of years, substantially similar fundamental restrictions often have been phrased in different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation.

     Accordingly, the Board has approved revisions to the Funds' fundamental restrictions in order to simplify, modernize and make more uniform those investment restrictions that are required to be fundamental, and to eliminate those fundamental restrictions that are not legally required. Existing fundamental restrictions that are not required to be fundamental would be re-classified as non-fundamental restrictions.

     The Board believes that eliminating the disparities among the Funds' fundamental restrictions will enhance management's ability to manage efficiently and effectively the Funds' assets, particularly in changing regulatory and investment environments. In addition, by minimizing the number of policies that can be changed only by shareholder vote, the Board and the Funds will have greater flexibility to modify Fund policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Funds will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to its non-fundamental investment policies that, at a future time, the Board considers desirable. Although the proposed changes in fundamental restrictions will allow the Funds greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in any Fund.

     The text and a summary description of each proposed change to the Funds' fundamental restrictions are set forth below.

     The text below also describes those non-fundamental restrictions that would be adopted by the Board in conjunction with the elimination of fundamental restrictions under this Proposal. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without any further approval of shareholders.

     If the proposed changes are approved by shareholders of the respective Funds at the Meeting, the Funds' prospectus and statement of additional information will be revised, as appropriate, to reflect those changes.

A.  STATE-IMPOSED FUNDAMENTAL RESTRICTIONS
    --------------------------------------

     Funds to which this change applies:  All Funds

     One of the provisions of the National Securities Markets Improvement Act of 1996 is the preemption of substantive state regulation of securities issued by investment companies registered with the Securities and Exchange Commission under the 1940 Act. States are no longer able to impose their own investment restrictions or require additional disclosure in offering documents as a condition of registration in that state. In the past, the Funds have adopted a number of fundamental investment restrictions in order to comply with provisions of various state securities laws. In light of the new legislation, it is proposed that certain of the Funds' fundamental restrictions based on state securities laws be eliminated.

     The following are state-imposed investment restrictions proposed to be eliminated:

1. A Fund may not pledge, mortgage or hypothecate its assets , except that a Fund may enter into transactions in options, forward currency contracts, futures and options on futures as described in the Prospectus and in the SAI (the deposit of assets in escrow in connection with the writing of secured put and covered call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for future contracts and related options contracts will not be deemed to be pledges of a Fund's assets).

2. A Fund may not purchase or sell oil, gas or mineral programs or interests in oil, gas or mineral leases.

3.  A Fund may not purchase or sell real estate limited partnership interests.

     Even with the elimination of the above fundamental restrictions, it is not expected that the Funds will pledge, mortgage or hypothecate their assets, except to the extent currently permitted; purchase or sell oil, gas or mineral programs or interests in oil, gas or mineral leases; or invest in limited partnership interests in real estate. Thus, elimination of these restrictions should not increase the risk profile of any Fund.

B.  FUNDAMENTAL RESTRICTIONS WHICH ARE NOT REQUIRED TO BE FUNDAMENTAL
    -----------------------------------------------------------------

     Funds to which this change applies: All Funds except International Bond Fund and International Equity Fund

     Certain of the Funds' fundamental restrictions are not required to be fundamental, i.e., they are not required to be designated as restrictions that can be changed only with shareholder approval. It is proposed that these fundamental restrictions, which are listed below, be changed from fundamental to non-fundamental and re-stated as appropriate. This change will provide for flexibility in revising these restrictions in the future should industry or regulatory conditions warrant and will enable the Funds to avoid the additional expense of a shareholder solicitation in connection with future revisions. Furthermore, the same investment restriction is fundamental for some Funds and non-fundamental for others. For purposes of consistency and ease of administration, it is recommended that each of these investment restrictions be changed to non-fundamental for all of the Funds.

     It is proposed that the classification of the following investment restrictions be changed from fundamental to non-fundamental:

1. A Fund may not (except for the International Bond Fund and International Equity Fund) purchase securities on margin, except for use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures and options on futures;

2. A Fund may not (except for the International Bond Fund and International Equity Fund) make short sales of securities, except short sales against the box.

     Restriction 1 above would be restated in the form of the following non-fundamental restriction:

1. A Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.

     Restriction 2 above would be restated in the form of the following non-fundamental restriction:

1. A Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

C.   FUNDAMENTAL RESTRICTIONS PROPOSED TO BE REVISED OR ELIMINATED IN ORDER TO
     -------------------------------------------------------------------------
     INCREASE FLEXIBILITY AND CONSISTENCY AMONG FUNDS
     ------------------------------------------------

1.  Funds to which this change applies:  All Funds

     Under the requirements of the 1940 Act, and as stated in the Funds' fundamental restriction below, a Fund, subject to certain exceptions, may not invest in a security if such investment would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers in any particular industry. It is proposed that the fundamental restriction be amended to provide that at such time as the 1940 Act is amended to permit a Fund to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry), the Funds would elect to be so classified. Such a provision would provide flexibility to the Funds should the 1940 Act be amended and would avoid the cost of a shareholder solicitation should the Board determine that electing to be periodically industry concentrated would be appropriate and beneficial for a Fund.

     Current Text
     ------------

1. A Fund may not invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

     Proposed Text
     -------------

1. A Fund may not invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds.

2.  Funds to which this change applies:  All Funds

     Under the 1940 Act and the Funds' fundamental restriction stated below, the Funds are restricted from issuing senior securities. In order to provide maximum flexibility to the operations of the Funds while ensuring that the Funds' policies with respect to issuing senior securities continue to comply with the provisions of the 1940 Act, it is proposed that the restriction on issuing senior securities be revised to stated that the Funds may not issue senior securities, except to the extent permitted by the 1940 Act.

     Current Text
     ------------

1. A Fund may not borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) enter into transactions in options, forward currency contracts, futures and options on futures as described in this Prospectus and in the SAI (the deposit of assets in escrow in connection with the writing of secured put and covered call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for future contracts and related options contracts will not be deemed to be pledges of a Fund's assets).

     Proposed Text
     -------------

1. A Fund may not borrow money or issue senior securities, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act.

3.  Funds to which this change applies:  All Funds

     Each of the Funds has a fundamental restriction prohibiting it from purchasing or selling commodities or commodity contracts. With respect to the International Bond Fund and International Equity Fund, however, the fundamental restriction provides that those funds may purchase or sell currencies on a spot or forward basis and may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts. It is proposed that this provision be expanded to include the other Funds, subject to the restrictions on each Fund's investments contained in the prospectus and Statement of Additional Information and that the fundamental restriction for all of the Funds be restated to create a single, uniform restriction. The proposed revision would provide clarity with respect to the investments intended to be prohibited by the fundamental restriction and is not intended to result in a change to the primary investments or investment techniques of any Fund.

Current Text
- ------------

1. A Fund may not purchase or sell commodities, commodities contracts, or oil, gas or mineral programs or interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor those programs), except that, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information (i) a Fund may enter into futures contracts and options on futures contracts; (ii) a Fund may enter into forward foreign currency contracts and foreign currency options; and (iii) the International Bond Fund and International Equity Fund may purchase or sell currencies on a spot or forward basis and may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments, and may purchase and sell options on such futures contracts.

Proposed Text
- -------------

1. A Fund may not purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in the Statement of Additional Information (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options.

4. Funds to which this change applies: All Funds but International Bond Fund and International Equity Fund

     Each of the Funds, other than the International Bond Fund and International Equity Fund, has a fundamental restriction prohibiting it from maintaining a short position. Each of the Funds also is subject to an investment restriction prohibiting it from making short sales, except short sales against the box. The Board has determined that it is not necessary to have two restrictions prohibiting similar investment techniques. Furthermore, there is no regulatory requirement to have a fundamental restriction prohibiting a Fund from maintaining a short position, and the International Bond Fund and International Equity Fund are not subject to this restriction. Consequently, the Board has determined that the fundamental restriction prohibiting a Fund from maintaining a short position should be eliminated. As discussed above, it is proposed that the short sales restriction have continued applicability to the Funds but that its classification be changed from fundamental to non-fundamental.

Current Text Proposed to be Eliminated
- --------------------------------------

     A Fund (except for the International Bond Fund and International Equity
Fund) may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectus and in the Statement of Additional Information for transactions in options, futures and options on futures.

                                 PROPOSAL FIVE

                          RATIFICATION OF SELECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                                   ALL FUNDS

     The Board of Directors recommends that the shareholders of the Company ratify the selection of Price Waterhouse LLP, independent certified public accountants, to audit the accounts of the Company for the fiscal year ending December 31, 1997. Their selection was approved by the unanimous vote, cast in person, of the Directors of the Company, including the Directors who are not "interested persons" of the Company within the meaning of the 1940 Act, at a meeting held on March 4, 1997 with respect to each of the Funds. Price Waterhouse LLP has audited the accounts of the Company since the Company's commencement of business in 1991 and has informed the Company that Price Waterhouse does not have any direct financial interest or any material indirect financial interest in the Company. Representatives of Price Waterhouse LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matters arise requiring their presence.

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE COMPANY.

Other Matters
- -------------

     Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a Director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

     The Company does not hold annual or regular meetings of its shareholders. Proposals of shareholders which are intended to be presented at a future shareholders' meeting must be received by the Company by a reasonable time prior to the Company's solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders' meeting.

     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Directors and for the other proposals.


                                    By order of the Board of Directors,



                                    Sara L. Badler
                                    Secretary

________________, 1997
New York, New York

                                   Exhibit A


                          Share Ownership of the Funds

     The following table sets forth the information concerning beneficial ownership, as of September 12, 1997, of the Funds' shares by each person who beneficially owns more than five percent of the voting securities of any Fund:


                           Name and           Shares        Percentage of
                          Address of       Beneficially      Outstanding
       Name of Fund      Shareholder          Owned         Shares Owned
       ------------      -----------          -----         ------------

                                   Exhibit B


       Additional Information Regarding the Company's Executive Officers


                                                                 Principal
                             Position(s)      Year Became      Occupation(s)
       Name and Age          with Company      an Officer   During Past 5 Years
       ------------          ------------      ----------   -------------------

Linda M. Livornese           President                       Vice President,
Age:  45                                                     Pension
                                                             Department, New
                                                             York Life
                                                             Insurance Company,
                                                             1990 to present;
                                                             Pension Vice
                                                             President, Pension
                                                             Department, New
                                                             York Life
                                                             Insurance Company,
                                                             1988-1990;
                                                             Assistant Vice
                                                             President, Pension
                                                             Department, New
                                                             York Life
                                                             Insurance Company,
                                                             1986-1988; Vice
                                                             President NYLIFE
                                                             Distributors,
                                                             Inc., 1993 to
                                                             present; Vice
                                                             President, NYLIFE
                                                             Securities, Inc.,
                                                             1992 to present.

Jefferson C. Boyce           Senior Vice                     Senior Vice
Age:  40                     President                       President, New
                                                             York Life
                                                             Insurance Company,
                                                             1994 to present;
                                                             Senior Vice
                                                             President, The
                                                             MainStay Funds,
                                                             1995 to present;
                                                             Director, Monitor
                                                             Capital Advisors,
                                                             Inc., 1991 to
                                                             present and
                                                             Senior Vice
                                                             President, 1996 to
                                                             present; Director,
                                                             MSC Holding, Inc.,
                                                             1992 to present
                                                             and Secretary,
                                                             1994 to present;
                                                             Director, Eagle
                                                             Strategies Corp.,
                                                             1993 to present;
                                                             Director, NYLIFE
                                                             Equity, Inc., 1993
                                                             to present;
                                                             President and
                                                             Chief Executive
                                                             Officer, NYLIFE
                                                             Distributors,
                                                             Inc., 1996 to
                                                             present and
                                                             Director, 1993 to
                                                             present; Director,
                                                             NYLIFE Inc., 1993
                                                             to present;
                                                             Director, NYLIFE
                                                             Structured Asset
                                                             Management Company
                                                             Ltd., 1993 to
                                                             present; Director,
                                                             CNP Realty
                                                             Investments, Inc.,
                                                             1994 to present;
                                                             Director, New York
                                                             Life Benefit
                                                             Services, Inc.,
                                                             1994 to present;
                                                             Director, NYLIFE
                                                             Depositary
                                                             Corporation, 1994
                                                             to present;
                                                             Director, NYLIFE
                                                             Realty Inc., 1994
                                                             to present;
                                                             Director, NYLIFE
                                                             SFD Holdings Inc.
                                                             (formerly NAFCO,
                                                             Inc.), 1994 to
                                                             present; Director,
                                                             President and
                                                             Chief Executive
                                                             Officer, NYLIFE
                                                             Securities, Inc.,
                                                             1996 to present;
                                                             Chairman and
                                                             Director, MainStay
                                                             Shareholder
                                                             Services, Inc.,
                                                             1997 to present;
                                                             Chief
                                                             Administrative
                                                             Officer, Pension,
                                                             Mutual Funds,
                                                             Structured
                                                             Finance, Corporate
                                                             Quality, Human
                                                             Resources and
                                                             Employees' Health
                                                             Departments, New
                                                             York Life
                                                             Insurance Company,
                                                             1992 to 1994; Vice

                                                             President, Pension
                                                             Department, New
                                                             York Life
                                                             Insurance Company,
                                                             1989 to 1992.


Robert S. Fenster            Vice President                  Vice President,
Age:  47                                                     Pension
                                                             Department, New
                                                             York Life
                                                             Insurance Company,
                                                             1988 to present;
                                                             Director, New York
                                                             Life Trust
                                                             Company, 1995 to
                                                             present.

Michael J. Harrington        Vice President                  Vice President,
Age:  47                                                     Pension
                                                             Department, New
                                                             York Life
                                                             Insurance Company,
                                                             1989 to present.

Richard W. Zuccaro           Tax Vice                        Vice President,
Age:  47                     President                       New York Life
                                                             Insurance Company,
                                                             1995 to present;
                                                             Vice President
                                                             Tax, New York Life
                                                             Insurance Company,
                                                             1986 to 1995; Tax
                                                             Vice President,
                                                             NYLIFE Securities,
                                                             Inc., 1987 to
                                                             present; Tax Vice
                                                             President, NYLIFE
                                                             SFD Holding Inc.,
                                                             1990 to present;
                                                             Tax Vice
                                                             President, NYLIFE
                                                             Depositary Inc.,
                                                             1990 to present;
                                                             Tax Vice
                                                             President, NYLIFE
                                                             Inc., 1990 to
                                                             present; Tax Vice
                                                             President, NYLIFE
                                                             Insurance Company
                                                             of Arizona, 1990
                                                             to present; Tax
                                                             Vice President,
                                                             NYLIFE Realty
                                                             Inc., 1991 to
                                                             present; Tax Vice
                                                             President, NYLCO
                                                             Inc., 1991 to
                                                             present; Tax Vice
                                                             President, New
                                                             York Life Fund
                                                             Inc., 1991 to
                                                             present; Tax Vice
                                                             President, New
                                                             York Life
                                                             International
                                                             Investment, Inc.,
                                                             1991 to present;
                                                             Tax Vice
                                                             President, NYLIFE
                                                             Funding Inc., 1991
                                                             to present; Tax
                                                             Vice President,
                                                             NYLCO, 1991 to
                                                             present; Tax Vice
                                                             President, NYLIFE
                                                             Equity Inc., 1991
                                                             to present; Tax
                                                             Vice President,
                                                             MainStay VP Series
                                                             Fund, Inc., 1991
                                                             to present; Tax
                                                             Vice President,
                                                             CNP Realty
                                                             Investments, Inc.,
                                                             1991 to present;
                                                             Tax Vice
                                                             President, New
                                                             York Life
                                                             Worldwide Holding,
                                                             Inc., 1992 to
                                                             present; Tax Vice
                                                             President, NYLIFE
                                                             Structured Asset
                                                             Management Company
                                                             Ltd., 1992 to
                                                             present; Tax Vice
                                                             President, The
                                                             MainStay Funds,
                                                             1991 to present;
                                                             Tax Vice
                                                             President, Eagle
                                                             Strategies Corp.
                                                             (registered
                                                             investment
                                                             adviser), 1993 to
                                                             present; Tax Vice
                                                             President, NYLIFE
                                                             Distributors Inc.,
                                                             1993 to present;
                                                             Vice President &
                                                             Assistant
                                                             Controller, New
                                                             York Life
                                                             Insurance and
                                                             Annuity Corp.,
                                                             1995 to present,
                                                             and Assistant
                                                             Controller, 1991
                                                             to 1995; Vice
                                                             President, NYLCare
                                                             Health Plans,
                                                             Inc., 1995 to
                                                             present; Vice
                                                             President - Tax,
                                                             New York Life and
                                                             Health Insurance
                                                             Co., 1996 to
                                                             present; Tax Vice
                                                             President, New
                                                             York Life

                                                             Trust Company, 1996
                                                             to present; Tax
                                                             Vice President,
                                                             Monitor Capital
                                                             Advisors, Inc.,
                                                             1996 to present;
                                                             Tax Vice President,
                                                             NYLINK Insurance
                                                             Agency
                                                             Incorporated, 1996
                                                             to present; Tax
                                                             Vice President,
                                                             MainStay
                                                             Shareholder
                                                             Services, Inc.,
                                                             1997 to present.

Anthony W. Polis             Treasurer                       Vice President,
Age:  53                     (Principal                      New York Life
                             Financial and                   Insurance Company,
                             Accounting                      1988 to present;
                             Officer)                        Director, Vice
                                                             President and
                                                             Chief Financial
                                                             Officer, NYLIFE
                                                             Securities, Inc.,
                                                             1988 to present;
                                                             Vice President and
                                                             Chief Financial
                                                             Officer, NYLIFE
                                                             Distributors Inc.,
                                                             1993 to present;
                                                             Vice President and
                                                             Chief Financial
                                                             Officer, Eagle
                                                             Strategies Corp.,
                                                             1993 to present;
                                                             Vice President and
                                                             Chief Financial
                                                             Officer, MainStay
                                                             Shareholder
                                                             Services Inc.,
                                                             1997 to present;
                                                             Vice President and
                                                             Chief Financial
                                                             Officer, The
                                                             MainStay VP Series
                                                             Fund, Inc., 1993
                                                             to present;
                                                             Assistant
                                                             Treasurer,
                                                             MainStay VP Series
                                                             Fund, Inc., 1992
                                                             to 1993; Vice
                                                             President and
                                                             Treasurer, Eclipse
                                                             Financial Asset
                                                             Trust, 1992 to
                                                             present; Vice
                                                             President, Drexel
                                                             Burnham Lambert
                                                             Incorporated, DBL
                                                             Tax-Free Fund
                                                             Inc., DBL Cash
                                                             Fund Inc., The
                                                             Drexel Burnham
                                                             Fund, Drexel
                                                             Series Trust,
                                                             Fenimore
                                                             International Fund
                                                             Inc., BT
                                                             Investment Trust
                                                             and BT Tax Free
                                                             Investment Trust,
                                                             1983 to 1988;
                                                             Assistant
                                                             Treasurer, Drexel
                                                             Bond-Debenture
                                                             Trading Fund, 1983
                                                             to 1988.

                                   Exhibit C


              Additional Information Regarding Current Investment
                    Advisory and Administrative Arrangements


CURRENT INVESTMENT ADVISORY AGREEMENTS

     MacKay-Shields Financial Corporation ("MacKay-Shields") currently serves as the investment adviser to the Bond Fund, Growth Equity Fund, Short-Term Bond Fund and Value Equity Fund, pursuant to a Master Investment Advisory Agreement, dated December 28, 1990, between the Company and MacKay-Shields, and to the International Bond Fund and International Equity Fund pursuant to a supplement thereto dated December 6, 1994. Monitor Capital Advisors, Inc. ("Monitor") currently serves as the investment adviser to the EAFE Index Fund, Indexed Bond Fund, Indexed Equity Fund and Multi-Asset Fund, pursuant to a Master Investment Advisory Agreement, dated December 28, 1990, between the Company and Monitor. New York Life Insurance Company ("New York Life") currently serves as the investment adviser to the Money Market Fund pursuant to a Master Investment Advisory Agreement, dated December 28, 1990, between the Company and New York Life.

     Each Master Investment Advisory Agreement was most recently approved by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company or the investment advisers, on March 4, 1997, and by the shareholders of the Company on April 30, 1992.

     For the fiscal year ended December 31, 1996, the amount of the advisory fee paid by each Fund to MacKay-Shields, Monitor or New York Life was as follows:

                             Year Ended
Fund                           12/31/96
- ----                           --------
EAFE Index Fund              $  124,284
Growth Equity Fund            1,186,388
Indexed Equity Fund             502,686
International Equity Fund       395,717
Multi-Asset Fund                461,408
Value Equity Fund             1,768,836
Bond Fund                       355,167
Indexed Bond Fund               123,798
International Bond Fund         141,296
Money Market Fund               100,230
Short-Term Bond Fund             98,265

CURRENT ADMINISTRATION AGREEMENTS


     New York Life serves as the Funds' administrator (the "Administrator") pursuant to the Master Administration Agreement, dated December 28, 1990, and a supplement thereto for the International Bond Fund and International Equity Fund dated December 6, 1994, between the Company and the Administrator. The Master Administration Agreement was most recently approved by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Administrator on March 4, 1997.

     For the fiscal year ended December 31, 1996, the amount of the administration fee paid by each Fund to New York Life was as follows:


                             Year Ended
Fund                           12/31/96
- ----                           --------
EAFE Index Fund              $  662,846
Growth Equity Fund            2,847,330
Indexed Equity Fund           2,010,753
International Equity Fund       565,311
Multi-Asset Fund              1,538,025
Value Equity Fund             4,245,206
Bond Fund                       976,711
Indexed Bond Fund               495,190
International Bond Fund         235,493
Money Market Fund               400,921
Short-Term Bond Fund            294,794

     In connection with the voluntary expense limitation, the Administrator assumed the following expenses for the Funds for the fiscal year ended December 31, 1996.

                             Year Ended
Fund                           12/31/96
- ----                           --------
EAFE Index Fund               $ 238,764(2)
Growth Equity Fund                  N/A(1)
Indexed Equity Fund             753,575
International Equity Fund        82,203
Multi-Asset Fund                164,519(3)
Value Equity Fund                   N/A(1)
Bond Fund                       188,561
Indexed Bond Fund               189,996
International Bond Fund          61,961
Money Market Fund               170,221
Short-Term Bond Fund            122,335

(1)  Fund had no expense limitation during period.
(2)  Administrator assumed $676,954, the Adviser assumed $76,621.
(3)  Fund expense limitation expired December 31, 1996.

SHAREHOLDER SERVICES PLAN

     The Company has adopted a Shareholder Services Plan with respect to the Institutional Service Class of shares of each Fund. Under the terms of the Plan, each Fund is authorized to pay to New York Life, as compensation for service activities rendered by New York Life, its affiliates or independent third-party service providers, to the shareholders of the Institutional Service Class of a Fund, a shareholder services fee at the rate of 0.25% on an annualized basis of the average daily net asset value of the Institutional Service Class of the Fund.

                                   Exhibit D


                                    FORM OF

                               C O M P O S I T E
                               -----------------

                       MAINSTAY INSTITUTIONAL FUNDS INC.

                                  [BOND FUND]
                               [EAFE INDEX FUND]
                              [GROWTH EQUITY FUND]
                              [INDEXED BOND FUND]
                             [INDEXED EQUITY FUND]
                           [INTERNATIONAL BOND FUND]
                          [INTERNATIONAL EQUITY FUND]
                              [MONEY MARKET FUND]
                               [MULTI-ASSET FUND]
                             [SHORT-TERM BOND FUND]
                              [VALUE EQUITY FUND]

                              MANAGEMENT AGREEMENT



     Agreement, made as of the ___ day of ____________, 1997 between MAINSTAY INSTITUTIONAL FUNDS INC., a Maryland corporation (the "Company"), on behalf of the [Bond Fund, EAFE Index Fund, Growth Equity Fund, Indexed Bond Fund, Indexed Equity Fund, International Bond Fund, International Equity Fund, Money Market Fund, Multi-Asset Fund, Short-Term Bond Fund, and Value Equity Fund](the "Fund"), a separate series of the Company, and MainStay Management, Inc., a Delaware corporation (the "Manager").

                             W I T N E S S E T H :
                             ---------------------

     WHEREAS, the Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the shares of beneficial interest of the Company (the "Shares") are divided into separate series, each of which is established pursuant to a written instrument executed by the Board of Directors of the Company and the Directors may from time to time terminate such series or establish and terminate additional series;

     WHEREAS, the Shares of each Fund are divided into Institutional Class Shares and Institutional Service Class Shares; and

     WHEREAS, the Fund desires to retain the Manager to render investment advisory and related administrative services to the Fund, and the Manager is willing to render such services on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties agree as follows:

1.  Appointment.  The Fund hereby appoints MainStay Management, Inc. to act as
    -----------
manager to the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

2.  Duties as Manager.  Subject to the supervision of the Directors of the
    -----------------
Company, the Manager shall administer the Fund's business affairs and manage the investment operations of the Fund and the composition of the portfolio of the Fund, including the purchase, retention and disposition thereof, in accordance with the investment objectives, policies and restrictions of the Fund, as stated in the Prospectus (as hereinafter defined) and subject to the following understandings:

(a) The Manager shall (i) furnish the Fund with office facilities; (ii) be responsible for the financial and accounting records required to be maintained by the Fund (excluding those being maintained by the Fund's Custodian and Transfer Agent except as to which the Manager has supervisory functions) and other than those being maintained by the Fund's sub-adviser, if any; and (iii) furnish the Fund with ordinary clerical, bookkeeping and recordkeeping services at such office facilities.

(b) The Manager shall provide supervision of the Fund's investments and determine from time to time what investments or securities will be purchased, retained, sold or lent by the Fund, and what portion of the Fund's assets will be invested or held uninvested as cash.

(c) The Manager shall use its best judgment in the performance of its duties under this Agreement.

(d) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus (each as hereinafter defined) of the Company and with the instructions and directions of the Directors of the Company and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

(e) The Manager, and any sub-adviser to whom such authority has been delegated, shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determination with or through such persons, brokers or dealers (including NYLIFE Securities Inc.) in conformity with the policy with respect to brokerage as set forth in the Company's Registration Statement and Prospectus (each as hereinafter defined) or as the Directors may direct from time to time. It is recognized that, in providing the Fund with investment supervision or the placing of orders for portfolio transactions, the Manager or any sub-adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager or any sub-adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager or any sub-adviser may be a party. It is understood that neither the Fund, the Company nor the Manager or sub-adviser has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Manager or any sub-adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager or any sub-adviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Company's Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager or any sub-adviser in connection with its services to other clients.

     On occasions when the Manager or any sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Manager or any sub-adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Manager or any sub-adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.


(f) The Manager shall maintain all books and records with respect to the Fund's securities transactions required by sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act and any other books and records required to be maintained by it under the 1940 Act and the Rules thereunder and shall render to the Company's Directors such periodic and special reports as the Directors may reasonably request.

(g) The Manager shall provide the Company's Custodian on each business day with information relating to the execution of all portfolio transactions pursuant to standing instructions.

(h) With respect to any or all series of the Company, including the Fund, the Manager may enter into one or more contracts ("Sub-Advisory or Sub-Administration Contract") with a sub-adviser or sub-administrator in which the Manager delegates to such sub-adviser or sub-administrator any or all its duties specified in this Agreement, provided that each Sub-Advisory or Sub-Administration Contract meets all requirements of the 1940 Act and rules thereunder.

3.  Manager Personnel.  The Manager shall authorize and permit any of its
    -----------------
directors, officers and employees who may be elected or appointed as Directors or officers of the Company to serve in the capacities in which they are elected or appointed. Services to be furnished by the Manager under this Agreement may be furnished through the medium of any of such directors, officers, or employees or affiliates of the Manager.

4.  Books and Records.  The Manager shall keep the Fund's books and records
    ------------------
required to be maintained by it, pursuant to paragraph 2 hereof. The Manager agrees that all records which it maintains for the Fund are the property of the Fund, and it will surrender promptly to the Fund any of such records upon the Fund's request. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 as promulgated by the Commission under the 1940 Act any such records as are required to be maintained by the Manager pursuant to paragraph 2 hereof.

5.  Services Not Exclusive.  The services furnished by the Manager hereunder are
    ----------------------
not to be deemed exclusive and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

6.  Documents.  The Company has delivered to the Manager copies of each of the
    ---------
following documents and will deliver to it all future amendments and supplements, if any:

        (a) Articles of Incorporation of the Company, filed with the Secretary of State of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, are herein called the "Articles of Incorporation");

        (b) By-Laws of the Company (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

        (c) Certified Resolutions of the Directors of the Company authorizing the appointment of the Manager and approving the form of this Agreement;

        (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Fund and the Fund's Shares and all amendments thereto;

        (e) Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

        (f) Prospectus and Statement of Additional Information of the Fund (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").

7.  Expenses.  (a)  In connection with the services rendered by the Manager
    --------
under this Agreement, the Manager will bear all of the following expenses:

        (i) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of Directors who are not interested persons of the Manager or of the Company; and

        (ii) all expenses incurred by the Manager in connection with managing the investment operations of the Fund and administering the ordinary course of the Fund's business, other than those assumed by the Fund herein;

(b) The Fund assumes and will pay its expenses, including but not limited to those described below (where any such category applies to more than one series of the Company, the Fund shall be liable only for its allocable portion of the expenses):

        (i) the fees and expenses of Directors who are not interested persons of the Manager or of the Company;

        (ii) the fees and expenses of the Fund's custodian which relate to (A) the custodial function and the recordkeeping connected therewith, (B) the of the required accounting records of the Fund not being maintained by the Manager, (C) the pricing of the Fund's Shares, including the cost of any pricing service or services which may be retained pursuant to the authorization of the Directors of the Company, and (D) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's Shares;

        (iii) the fees and expenses of the Company's transfer and dividend disbursing agent, which may be the custodian, which relate to the maintenance of each shareholder account;

        (iv) the charges and expenses of legal counsel and independent accountants for the Company;

        (v) brokers' commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions on behalf of the Fund;

        (vi) all taxes and business fees payable by the Fund to federal, state or other governmental agencies;

        (vii) the fees of any trade association of which the Company may be a member;

        (viii) the cost of share certificates representing the Fund's Shares;

        (ix) the fees and expenses involved in registering and maintaining registrations of the Company and of its Shares with the Commission, registering the Company as a broker or dealer and qualifying its Shares under state securities laws, including the preparation and printing of the Company's registration statements and prospectuses for filing under federal and state securities laws for such purposes;

        (x) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

        (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; and

        (xii) any expenses assumed by the Fund pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

     (c) Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders as described in subparagraph (b) above include an allocable portion of the cost of maintaining an internal legal and compliance department.

8.  Organization Expenses.  The Fund hereby agrees to reimburse the Manager for
    ----------------------
the organization expenses of, and the expenses incurred in connection with, the initial offering of any Shares of a Fund.

9.  Compensation.  For the services provided and the facilities furnished
    ------------
pursuant to this Agreement, the Company will pay to the Manager as full compensation therefor a fee at an annual rate of the following percentage of the average daily net assets of each Fund.


                        [Bond Fund                      0.75%
                        EAFE Index Fund                 0.95%
                        Growth Equity Fund              0.85%
                        Indexed Bond Fund               0.50%
                        Indexed Equity Fund             0.50%
                        International Equity Fund       0.85%
                        International Bond Fund         0.80%
                        Money Market Fund               0.50%
                        Multi-Asset Fund                0.65%
                        Short-Term Bond Fund            0.60%
                        Value Equity Fund               0.85%]

     This fee will be computed daily and will be paid to the Manager monthly. This fee will be chargeable only to the Fund, and no other series of the Company shall be liable for the fee due and payable hereunder. The Fund shall not be liable for any expense of any other series of the Company.

10.  Standard of Care.  The Manager shall not be liable for any error of
     -----------------
judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

11.  Duration and Termination.  This Agreement shall continue in effect with
     -------------------------
respect to the Fund for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually with respect to the Fund in conformity with the requirements of the 1940 Act and the Rules thereunder; provided, however, that this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the Directors of the Company or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

12.  Other Business.  Nothing in this Agreement shall limit or restrict the
     --------------
right of any of the Manager's directors, officers, or employees who may also be a Director, officer, or employee of the Company to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Manager's right to engage in any other business or to render services of any kind to any other corporation, trust, firm, individual or association.

13.  Independent Contractor.  Except as otherwise provided herein or authorized
     ----------------------
by the Directors of the Company from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Fund or the Company in any way or otherwise be deemed an agent of the Fund or the Company.

14.  Company Materials.  During the term of this Agreement, the Company agrees
     ------------------
to furnish the Manager at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or to the public, which refer to the Manager in any way, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Company will continue to furnish to the Manager copies of any of the above-mentioned materials which refer in any way to the Manager. The Company shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

15.  Amendment.  This Agreement may be amended in writing by mutual consent, but
     ---------
the consent of the Fund, if required, must be obtained in conformity with the requirements of the 1940 Act and the Rules thereunder.

16.  Notice.  Any notice or other communication required to be given pursuant to
     ------
this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Morris Corporate Center I, Building A, 300 Interpace Parkway, Parsippany, New Jersey 07054; or (2) to the Company at 51 Madison Avenue, New York, NY 10010.

17.  Governing Law.  This Agreement shall be governed by and construed in
     -------------
accordance with the laws of the State of New York.

18.  Use of Name.  The Fund may use any name including the word "MainStay" only
     -----------
for so long as this Agreement or any other Investment Advisory Agreement between the Manager or any other affiliate of New York Life Insurance Company and the Company or any extension, renewal or amendment thereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager's business as investment adviser. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such name or any other name indicating that it is advised by or otherwise connected with the Manager or any organization which shall have so succeeded to its business.

19.  Miscellaneous.  The captions in this Agreement are included for convenience
     -------------
of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. As used in this Agreement, terms shall have the same meaning as such terms have in the 1940 Act. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

     IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS INSTRUMENT TO BE EXECUTED BY THEIR OFFICERS DESIGNATED BELOW AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

                             MAINSTAY INSTITUTIONAL FUNDS INC., on
                             behalf of

                             _________________________ FUND,
                             a series

                             By:       ________________________________
                                       Name:
                                       Title:

                             MAINSTAY MANAGEMENT, INC.

                             By:       ________________________________
                                       Name:

                                   Exhibit E


       Additional Information Regarding Principal Executive Officers and
                     Directors of MainStay Management, Inc.

                             Position with MainStay
     Name and Address           Management, Inc.         Principal Occupation
     ----------------           ----------------         --------------------

Ravi Akhoury                 Director                 Chairman and Chief
9 West 57th Street                                    Executive Officer,
New York, NY  10019                                   MacKay-Shields Financial
                                                      Corporation

Jefferson C. Boyce           Director                 Senior Vice President,
51 Madison Avenue                                     New York Life Insurance
New York, NY  10010                                   Company

Alice T. Kane                Director, President      Executive Vice President,
51 Madison Avenue            and Chief Executive      New York Life Insurance
New York, NY  10010          Officer                  Company

Frank Mistero                Director                 Senior Vice President,
51 Madison Avenue                                     New York Life Insurance
New York, NY  10010                                   Company

Stephen C. Roussin           Director, Senior Vice    Senior Vice President,
51 Madison Avenue            President and Chief      New York Life Insurance
New York, NY  10010          Operations Officer       Company

Walter W. Ubl                Director                 Senior Vice President,
51 Madison Avenue                                     New York Life Insurance
New York, NY  10010                                   Company

                                   Exhibit F


                                    FORM OF

                               C O M P O S I T E
                               -----------------

                                  [BOND FUND]
                               [EAFE INDEX FUND]
                              [GROWTH EQUITY FUND]
                              [INDEXED BOND FUND]
                             [INDEXED EQUITY FUND]
                           [INTERNATIONAL BOND FUND]
                          [INTERNATIONAL EQUITY FUND]
                              [MONEY MARKET FUND]
                               [MULTI-ASSET FUND]
                             [SHORT-TERM BOND FUND]
                              [VALUE EQUITY FUND]


                             SUB-ADVISORY AGREEMENT


     Agreement made as of ______________, 1997 (the "Agreement") between MainStay Management, Inc., a Delaware corporation (the "Manager"), and [MacKay-Shields Financial Corporation, a Delaware corporation] [Monitor Capital Advisors, Inc., a Delaware corporation] [New York Life Insurance Company, a mutual life insurance company organized under the laws of the state of New York] (the "Sub-Adviser") (the "Agreement").

     Whereas, the Manager has entered into a Management Agreement, dated _____________, 1997 (the "Management Agreement"), with MainStay Institutional Funds Inc. (the "Company"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), on behalf of the [Bond Fund, EAFE Index Fund, Growth Equity Fund, Indexed Bond Fund, Indexed Equity Fund, International Bond Fund, International Equity Fund, Money market Fund, Multi-Asset Fund, Short-Term Bond Fund and Value Equity Fund] (the "Fund"), a series of the Company;

     WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Fund;

     WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to a sub-adviser; and

     WHEREAS, the Manager desires to retain the Sub-Adviser to furnish certain investment advisory services with respect to the fund and the Sub-Adviser is willing to furnish such services;

     NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser as an investment
    -----------
sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.  Duties as Sub-Adviser.  Subject to the supervision of the Board of Directors
    ---------------------
of the Company and the Manager, the Sub-Adviser shall manage the investment operations of the Fund and the composition of the portfolio of the Fund, including the purchase, retention and disposition thereof, in accordance with the investment objectives, policies and restrictions of the Fund, as specified in the currently effective Prospectus (as hereinafter defined) and statement of additional information and subject to the following understandings:

        (a) The Sub-Adviser shall provide supervision of the Fund's investments and determine from time to time what investments or securities will be purchased, retained, sold or lent by the Fund, and what portion of the Fund's assets will be invested or held uninvested as cash.

        (b) The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement.

        (c) The Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus (each as hereinafter defined) of the Company and with the instructions and directions of the Board of Directors and the Manager and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

        (d) The Sub-Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determination with or through such persons, brokers or dealers (including NYLIFE Securities Inc.) in conformity with the policy with respect to brokerage as set forth in the Company's Registration Statement and Prospectus (each as hereinafter defined) or as the Board of Directors may direct from time to time. It is recognized that, in providing the Fund with investment supervision or the placing of orders for portfolio transactions, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party. It is understood that none of the Fund, the Company, the Manager nor the Sub-Adviser has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Company's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients.

          On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

        (e) The Sub-Adviser shall maintain all books and records with respect to the Fund's securities transactions required by sub-paragraphs (b)(5), (6),
(9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act and any other books and records required to be maintained by it under the 1940 Act and the Rules thereunder and shall render to the Manager and to the Company's Directors such periodic and special reports as the Manager or the Directors may reasonably request.

        (f) The Sub-Adviser shall provide the Fund's Custodian on each business day with information relating to the execution of all portfolio transactions pursuant to standing instructions.

3.  Sub-Adviser Personnel.  The Sub-Adviser shall authorize and permit any of
    ---------------------
its directors, officers and employees who may be elected or appointed as Directors or officers of the Company to serve in the capacities in which they are elected or appointed. Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of such directors, officers, or employees.

4.  Books and Records.  The Sub-Adviser shall keep the Fund's books and records
    -----------------
required to be maintained by it, pursuant to paragraph 2 hereof. The Sub-Adviser agrees that all records which it maintains for the Fund are the property of the Fund, and it will surrender promptly to the Fund any of such records upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 as promulgated by the Commission under the 1940 Act any such records as are required to be maintained by the Sub-Adviser pursuant to paragraph 2 hereof.

5.  Services Not Exclusive.  The services furnished by the Sub-Adviser hereunder
    ----------------------
are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar or different services to others so long as its services under this Agreement are not impaired thereby.

6.  Documents.  The Manager has delivered to the Sub-Adviser copies of each of
    ---------
the following documents and will deliver to it all future amendments and supplements, if any:

        (a) Articles of Incorporation of the Company, filed with the Secretary of State of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, are herein called the "Articles of Incorporation");

        (b) By-Laws of the Company (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

        (c) Certified Resolutions of the Board of Directors of the Company authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

        (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Fund and the Fund's Shares and all amendments thereto;

        (e) Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

        (f) Prospectus and Statement of Additional Information of the Fund (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").

7.  Expenses.  During the term of this Agreement, the Sub-Adviser will bear all
    --------
expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Company, the Fund or the Manager.

8.  Compensation.  For the services provided and the expenses assumed by the
    ------------
Sub-Adviser pursuant to this Agreement, the Manager, not the Company or the Fund, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of the following percentage of each Fund's average daily net assets:


                             [Bond Fund                 0.20%
                             EAFE Index Fund            0.15%
                             Growth Equity Fund         0.25%
                             Indexed Bond Fund          0.10%
                             Indexed Equity Fund        0.10%
                             International Equity Fund  0.35%
                             International Bond Fund    0.30%
                             Money Market Fund          0.10%
                             Multi-Asset Fund           0.15%
                             Short-Term Bond Fund       0.15%
                             Value Equity Fund          0.25%]

9.  Standard of Care.  Subject to the applicable law, the Sub-Adviser shall not
    -----------------
be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.


10.  Duration and Termination.  This Agreement shall continue in effect for a
     ------------------------
period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually with respect to the Fund in conformity with the requirements of the 1940 Act and the Rules thereunder. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Directors or by vote of the majority of the Fund's outstanding voting securities, upon sixty
(60) days' written notice to the Sub-adviser, (b) by the Manager at any time without penalty upon sixty (60) days' written notice to the Sub-Adviser or immediately upon material breach by the Sub-Adviser or immediately if, in the reasonable judgment of the Manager, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, or (c) by the Sub-Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Subadvisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Management Agreement.

11.  Other Business.  Nothing in this Agreement shall limit or restrict the
     --------------
right of any of the Sub-Adviser's directors, officers, or employees who may also be a Director, officer, or employee of the Company to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, trust, firm, individual or association.

12.  Amendment.  No provision of this Agreement may be changed, waived,
     ---------
discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved (i) by a vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party, and (ii) by a vote of a majority of the Fund's outstanding voting securities (unless in the case of (ii), the Company receives an SEC order or no-action letter permitting it to modify the Agreement without such vote).

13.  Governing Law.  This Agreement shall be governed by and construed in
     -------------
accordance with the laws of the State of New York.

14. Notice. Any notice or other communication required to be given pursuant to
    ------
this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Morris Corporate Center I, Building A, 300 Interpace Parkway, Parsippany, New Jersey 07054; or (2) to the Sub-Adviser at [9 West 57th Street, New York, NY 10019] [504 Carnegie Center, Princeton, NJ 08540] [51 Madison Ave., New York, NY 10010].

15.  Miscellaneous.  The captions in this Agreement are included for convenience
     -------------
of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                           MAINSTAY MANAGEMENT, INC.



                           By:  ____________________________________
                                Name:
                                Title:


                           [MACKAY-SHIELDS FINANCIAL CORPORATION]
                           [MONITOR CAPITAL ADVISORS, INC.]
                           [NEW YORK LIFE INSURANCE COMPANY]



                           By:  ____________________________________
                                Name:
                                Title:

                                   Exhibit G


        Additional Information Regarding Principal Executive Officer and
               Directors of MacKay-Shields Financial Corporation

                                   Position with
                             MacKay-Shields Financial
     Name and Address               Corporation           Principal Occupation
     ----------------               -----------           --------------------


Ravi Akhoury                 Chairman and Chief         Chairman and Chief
9 West 57th Street           Executive Officer          Executive Officer,
New York, NY  10019                                     MacKay-Shields
                                                        Financial Corporation

Alice T. Kane                Director                   Executive Vice
51 Madison Avenue                                       President, New York
New York, NY  10010                                     Life Insurance Company



Richard M. Kernan, Jr.       Director                   Executive Vice
51 Madison Avenue                                       President and Chief
New York, NY  10010                                     Investment Officer, New
                                                        York Life Insurance
                                                        Company

Denis Laplaige               President, Managing        President, Managing
9 West 57th Street           Director and Chief         Director and Chief
New York, NY  10019          Investment Officer         Investment Officer,
                                                        MacKay-Shields
                                                        Financial Corporation.

Donald K. Ross               Director                   Retired Chairman and
953 Cherokee Lane                                       Chief Executive
Franklin Lakes, NJ  07417                               Officer, New York Life
                                                        Insurance Company.

Seymour Sternberg            Director                   Chairman, Chief
51 Madison Avenue                                       Executive Officer and
New York, NY  10010                                     President, New York
                                                        Life Insurance Company.

                                   Exhibit H


        Additional Information Regarding Principal Executive Officer and
                  Directors of Monitor Capital Advisors, Inc.


                              Position with Monitor
     Name and Address         Capital Advisors, Inc.     Principal Occupation
     ----------------         ----------------------     --------------------

Jefferson C. Boyce           Director                  Senior Vice President,
51 Madison Avenue                                      New York Life Insurance
New York, NY  10010                                    Company

James Mehling                President and Director    President and Director,
504 Carnegie Center                                    Monitor Capital
Princeton, NJ  08540                                   Advisors, Inc.

Patrick G. Boyle             Chairman                  Senior Vice President,
51 Madison Avenue                                      New York Life Insurance
New York, NY  10010                                    Company

Alice T. Kane                Director                  Executive Vice
51 Madison Avenue                                      President, New York Life
New York, NY  10010                                    Insurance Company

Richard M. Kernan, Jr.       Director                  Executive Vice President
51 Madison Avenue                                      and Chief Investment
New York, NY  10010                                    Officer, New York Life
                                                       Insurance Company

                                   Exhibit I


          Additional Information Regarding Principal Executive Officer and Directors of New York Life Insurance Company




                              Position with New York
     Name and Address         Life Insurance Company      Principal Occupation
     ----------------         ----------------------      --------------------

Seymour Sternberg            Chairman, Chief            Chairman, Chief
51 Madison Avenue            Executive Officer and      Executive Officer and
New York, NY  10010          President, New York Life   President, New York
                             Insurance Company.         Life Insurance Company.

                                   Exhibit J


               Information Regarding Comparable Funds Advised by
                      MacKay-Shields Financial Corporation

                                                                    Rate Paid      Proposed
                                                    Current          for Year         Sub-
                              Size (in 000s)        Advisory          Ended        Advisory
           Fund               as of  6/30/97        Fee Rate         12/31/96      Fee Rate
           ----               --------------        --------         --------      --------
MainStay Institutional
 International Bond Fund     $ 52,775                0.30%             0.30%       0.30%
  MainStay International
   Bond Fund                   32,526                0.45%*            0.25%        N/A
MainStay Institutional
 International Equity Fund    141,107                0.35%             0.35%       0.35%
  MainStay International
   Equity Fund                 83,724                0.60%             0.60%        N/A
  MainStay VP
   International Equity
   Portfolio                   29,989                0.60%             0.60%        N/A

_______________________
* NYLIFE Distributors Inc. and MacKay-Shields have jointly agreed to waive a portion of their fees payable by the International Bond Fund until such time as the Fund reaches $50 million in assets.

                                   Exhibit K


               Information Regarding Comparable Funds Advised by
                         Monitor Capital Advisors, Inc.

                                                       Rate Paid   Proposed
                                            Current     for Year     Sub-
                          Size (in 000s)   Advisory      Ended     Advisory
           Fund           as of 6/30/97       Fee       12/31/96   Fee Rate
           ----           -------------       ---       --------   --------
MainStay Institutional      $842,619         0.10%*       -----      0.10%
 Indexed Equity Fund
  MainStay VP Indexed        352,971         0.10%        0.10%       N/A
   Equity Portfolio
  MainStay Equity Index      329,825         0.10%        0.10%       N/A
   Fund

________________________
* The Fund's administrator, New York Life Insurance Company, and Monitor Capital Advisors, Inc. have voluntarily agreed to limit the total expenses (excluding interest, taxes, brokerage commissions, litigation and indemnification expenses, and other extraordinary expenses and any class-specific expenses) of the Fund to an annual rate of 0.30% of the Fund's Institutional Class shares' average daily net assets and 0.55% of the Fund's Institutional Service Class shares' average daily net assets.

                       MAINSTAY INSTITUTIONAL FUNDS INC.


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR
                                            ---                          ---
EACH OF THE FOLLOWING PROPOSALS:


Proposal 1 -  Election of Directors:

               Patrick G. Boyle
               Lawrence Glacken
               Alice T. Kane
               Susan B. Kerley
               Robert P. Mulhearn


               [  ]  FOR ALL            [  ]  AGAINST ALL

               [  ]  FOR ALL EXCEPT     [to withhold authority
                                        to vote for any nominee
                                        listed above, strike a
                                        line through the name of
                                        the nominee(s)]

Proposal 2 -   Approval of Management Agreement

               [  ]  FOR        [  ]  AGAINST           [  ]  ABSTAIN

Proposal 3A -  Approval of Sub-Advisory Agreement Between the Manager and
               MacKay-Shields Financial Corporation

               [  ]  FOR        [  ]  AGAINST           [  ]  ABSTAIN

Proposal 4 -   Elimination or Revision of Certain Fundamental Investment
               Restrictions

               [  ]  FOR        [  ]  AGAINST           [  ]  ABSTAIN

               [ ] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve the others, place an "X" in the box at left AND indicate the number(s) (as set forth in the proxy statement) of the investment restriction(s) you do not want to change on this line:

               _________________________________________________________________

Proposal 5 -   Ratification of the Selection of Price Waterhouse LLP as
               Independent Certified Public Accountants of the Company

               [  ]  FOR        [  ]  AGAINST           [  ]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.
              ---                         ---

     YOUR SHAREHOLDER VOTE IS IMPORTANT!

     Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of each Fund's shares must be represented in person or by proxy. Please vote so your Fund can avoid the expense of another mailing.



                                                                          Code 1

                       MAINSTAY INSTITUTIONAL FUNDS INC.

                        SPECIAL MEETING OF SHAREHOLDERS
                               NOVEMBER 17, 1997


     The undersigned hereby appoints A. Thomas Smith III, Sara L. Badler and Nancy Brenner, and each of them, his or her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the MainStay Institutional Funds Inc. listed in the accompanying proxy statement (the "Funds") held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on November 17, 1997, at the offices of the MainStay Institutional Funds Inc., 51 Madison Avenue, New York, NY 10010, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR SHAREHOLDER VOTE IS IMPORTANT!

PLEASE VOTE BY MARKING YOUR PROXY
ON THE REVERSE SIDE, SIGN AND DATE IT
AND RETURN IT PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.


                             This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                             Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.


                             Dated ____________________, 1997


                             ______________________________________
                             Signature(s) of Shareholder(s)


                             ______________________________________
                             Signature(s) of Shareholder(s)

                       MAINSTAY INSTITUTIONAL FUNDS INC.


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR
                                            ---                          ---
EACH OF THE FOLLOWING PROPOSALS:


Proposal 1 -  Election of Directors:

               Patrick G. Boyle
               Lawrence Glacken
               Alice T. Kane
               Susan B. Kerley
               Robert P. Mulhearn


               [  ]  FOR ALL            [  ]  AGAINST ALL

               [  ]  FOR ALL EXCEPT     [to withhold authority
                                        to vote for any nominee
                                        listed above, strike a
                                        line through the name of
                                        the nominee(s)]

Proposal 2 -   Approval of Management Agreement

               [  ]  FOR        [  ]  AGAINST           [  ]  ABSTAIN

Proposal 3A -  Approval of Sub-Advisory Agreement Between the Manager and
               Monitor Capital Advisors, Inc.

               [  ]  FOR        [  ]  AGAINST           [  ]  ABSTAIN

Proposal 4 -   Elimination or Revision of Certain Fundamental Investment
               Restrictions

               [  ]  FOR        [  ]  AGAINST           [  ]  ABSTAIN

               [ ] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve the others, place an "X" in the box at left AND indicate the number(s) (as set forth in the proxy statement) of the investment restriction(s) you do not want to change on this line:

               _________________________________________________________________

Proposal 5 -   Ratification of the Selection of Price Waterhouse LLP as
               Independent Certified Public Accountants of the Company

               [  ]  FOR        [  ]  AGAINST           [  ]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.
              ---                         ---

     YOUR SHAREHOLDER VOTE IS IMPORTANT!

     Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of each Fund's shares must be represented in person or by proxy. Please vote so your Fund can avoid the expense of another mailing.



                                                                          Code 2

                       MAINSTAY INSTITUTIONAL FUNDS INC.

                        SPECIAL MEETING OF SHAREHOLDERS
                               NOVEMBER 17, 1997


     The undersigned hereby appoints A. Thomas Smith III, Sara L. Badler and Nancy Brenner, and each of them, his or her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the MainStay Institutional Funds Inc. listed in the accompanying proxy statement (the "Funds") held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on November 17, 1997, at the offices of the MainStay Institutional Funds Inc., 51 Madison Avenue, New York, NY 10010, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR SHAREHOLDER VOTE IS IMPORTANT!

PLEASE VOTE BY MARKING YOUR PROXY
ON THE REVERSE SIDE, SIGN AND DATE IT
AND RETURN IT PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.


                             This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                             Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.


                             Dated ____________________, 1997


                             ______________________________________
                             Signature(s) of Shareholder(s)


                             ______________________________________
                             Signature(s) of Shareholder(s)

                       MAINSTAY INSTITUTIONAL FUNDS INC.


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR
                                            ---                          ---
EACH OF THE FOLLOWING PROPOSALS:


Proposal 1 -  Election of Directors:

               Patrick G. Boyle
               Lawrence Glacken
               Alice T. Kane
               Susan B. Kerley
               Robert P. Mulhearn


               [  ]  FOR ALL            [  ]  AGAINST ALL

               [  ]  FOR ALL EXCEPT     [to withhold authority
                                        to vote for any nominee
                                        listed above, strike a
                                        line through the name of
                                        the nominee(s)]

Proposal 2 -   Approval of Management Agreement

               [  ]  FOR        [  ]  AGAINST           [  ]  ABSTAIN

Proposal 3A -  Approval of Sub-Advisory Agreement Between the Manager and
               New York Life Insurance Company

               [  ]  FOR        [  ]  AGAINST           [  ]  ABSTAIN

Proposal 4 -   Elimination or Revision of Certain Fundamental Investment
               Restrictions

               [  ]  FOR        [  ]  AGAINST           [  ]  ABSTAIN

               [ ] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve the others, place an "X" in the box at left AND indicate the number(s) (as set forth in the proxy statement) of the investment restriction(s) you do not want to change on this line:

               _________________________________________________________________

Proposal 5 -   Ratification of the Selection of Price Waterhouse LLP as
               Independent Certified Public Accountants of the Company

               [  ]  FOR        [  ]  AGAINST           [  ]  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.
              ----                        ---

     YOUR SHAREHOLDER VOTE IS IMPORTANT!

     Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of each Fund's shares must be represented in person or by proxy. Please vote so your Fund can avoid the expense of another mailing.



                                                                          Code 3

                       MAINSTAY INSTITUTIONAL FUNDS INC.

                        SPECIAL MEETING OF SHAREHOLDERS
                               NOVEMBER 17, 1997


     The undersigned hereby appoints A. Thomas Smith III, Sara L. Badler and Nancy Brenner, and each of them, his or her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the MainStay Institutional Funds Inc. listed in the accompanying proxy statement (the "Funds") held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on November 17, 1997, at the offices of the MainStay Institutional Funds Inc., 51 Madison Avenue, New York, NY 10010, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR SHAREHOLDER VOTE IS IMPORTANT!

PLEASE VOTE BY MARKING YOUR PROXY
ON THE REVERSE SIDE, SIGN AND DATE IT
AND RETURN IT PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.


                             This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                             Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.


                             Dated ____________________, 1997


                             ______________________________________
                             Signature(s) of Shareholder(s)


                             ______________________________________
                             Signature(s) of Shareholder(s)